SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
filed pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2004

UNITEDHEALTH GROUP INCORPORATED

(Exact name of registrant as specified in its charter)

Minnesota	0-10864	41-1321939

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

UnitedHealth Group Center, 9900 Bren Road East, Minnetonka, Minnesota	55343

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code          (952) 936-1300

N/A

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

99	Press Release, dated January 22, 2004, issued by the Company

Item 12. Results of Operations and Financial Condition.

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition.”

     UnitedHealth Group Incorporated (the “Company”) has issued a press release discussing fourth quarter 2003 results. The press release is included as Exhibit 99 hereto. The press release contains forward-looking statements regarding the Company.

     To supplement our consolidated financial results as determined by generally accepted accounting principles (GAAP), the press release also discloses the following non-GAAP information which management believes provides useful information to investors:

     Certain account balances and financial measures have been presented in this earnings release excluding our AARP business. Management believes these disclosures are meaningful since underwriting gains or losses related to the AARP business are recorded as an increase or decrease to a rate stabilization fund (RSF) and the effects of changes in balance sheet amounts associated with the AARP program accrue to AARP policyholders through the RSF balance. Although the Company is at risk for underwriting losses to the extent cumulative net losses exceed the balance in the RSF, the Company has not been required to fund any underwriting deficits to date and management believes the RSF balance is sufficient to cover potential future underwriting or other risks associated with the contract.

LIMITATION ON INCORPORATION BY REFERENCE

     The information furnished in this Item 12 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

CAUTIONARY STATEMENT FOR PURPOSES OF THE “SAFE HARBOR” PROVISIONS OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

     The Company and its representatives may from time to time make written and oral forward-looking statements, including statements in presentations, press releases, filings with the Securities and Exchange Commission, reports to shareholders and in meetings with analysts and investors. These statements may contain information about financial prospects, economic conditions, trends and unknown certainties. We caution that actual results could differ materially from those that management expects, depending on the outcome of certain factors. Any or all forward-looking statements we make may turn out to be wrong. They can be affected by inaccurate assumptions we might make or by known or unknown risks and uncertainties. Some factors that could cause actual results to differ materially from the forward-looking statements include:

•	increases in medical costs that are higher than anticipated in establishing our premium rates, including increased use of and cost of medical services;

•	increases in costs associated with increased litigation, legislative activity and government regulation and review of our industry, including costs associated with compliance with proposed legislation related to the Patients’ Bill of Rights, e-commerce activities and consumer privacy issues;

•	heightened competition as a result of new entrants into our market, mergers and acquisitions of health care companies and suppliers and expansion of physician or practice management companies;

•	events that may negatively affect our contract with AARP, including any failure on our part to service AARP customers in an effective manner and any adverse events that directly effect AARP or its business partners;

•	significant reduction in customer retention; and

•	significant deterioration in economic conditions, including the effects of acts of terrorism, particularly bioterrorism.

     This list of important factors is not intended to be exhaustive. A further list and description of these risks, uncertainties and other matters can be found in UnitedHealth Group’s reports filed with the Securities and Exchange Commission from time to time, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Except to the extent otherwise required by federal securities laws, in making these statements, we are not undertaking to address or update each statement in future filings or communications regarding our business or results, and are not undertaking to address how any of these factors may have caused results to differ from discussions or information contained in previous filings or communications.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2004

UNITEDHEALTH GROUP INCORPORATED

By:	/s/ David J. Lubben

David J. Lubben General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description

99	Press Release, dated January 22, 2004, issued by the Company